UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2007
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-2.2: GUARANTEE
EX-2.3: VOTING AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On May 2, 2007, Cablevision Systems Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Central Park Holding Company, LLC, a Delaware limited liability company (“Dolan Family Acquisition Company”), which is a limited liability company which will be owned by Charles F. Dolan (the Chairman of the Company) and James L. Dolan (the Chief Executive Officer of the Company) and certain other members of their family and trusts and other entities owned by them or for their benefit (the “Dolan Family Group”), and Central Park Merger Sub, Inc. (“Merger Sub”), a Delaware corporation. Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company and, as a result, the Company will continue as the surviving corporation and a wholly owned subsidiary of Dolan Family Acquisition Company (the “Merger”).
At the effective time of the Merger, each outstanding share of Class A common stock of the Company (the “Class A Common Stock”), other than shares owned directly or indirectly by the Company or the Dolan Family Group, by any shareholders who are entitled to and who properly exercise appraisal rights under Delaware law and by the holders of restricted stock issued under the Company’s employee stock plans, will be cancelled and converted into the right to receive $36.26 in cash, without interest.
The outstanding Class B common stock of the Company (“Class B Common Stock”), approximately 55 million shares of which is owned by members of Dolan Family Group, and all shares of Class A Common Stock owned by members of the Dolan Family Group will be cancelled in the Merger. Each outstanding share of Merger Sub will be exchanged for common equity of the surviving corporation in the Merger.
The Merger Agreement was approved by the Special Transaction Committee of the Board of Directors of the Company that was appointed by the Board to consider this matter. The Merger Agreement was also approved by the Board of Directors (excluding directors who are members of the Dolan Family Group, who did not participate in the Board’s consideration of the matter).
The Merger Agreement and the transactions contemplated thereby will be submitted to a vote of the Company’s shareholders. The closing of the Merger is conditioned upon the approval of holders representing a majority of the voting power of the outstanding Class A Common Stock and Class B Common Stock voting together as one class. The members of the Dolan Family Group have entered into a voting agreement with the Company in which they have agreed to vote their shares in favor of the transaction. This agreement will assure the satisfaction of this voting requirement. The closing of the Merger is also conditioned on the separate approval of holders representing a majority of the outstanding shares of Class A Common Stock not owned by members of the Dolan Family Group or the executive officers and directors of the Company and its subsidiaries.
The closing of the Merger is conditioned upon Dolan Family Acquisition Company receiving the necessary financing to fund the aggregate merger consideration and the other payments required to be made at the closing of the Merger. Dolan Family Acquisition Company has received and delivered to the Company a commitment letter from Merrill Lynch & Co., Bear, Stearns & Co. Inc. and Bank of America covering approximately $15.5 billion in debt financing to fund the merger consideration and to refinance certain indebtedness of Cablevision and certain of its subsidiaries. The commitment letters contemplate that the existing notes and debentures of the Company, CSC Holdings, Inc. and Rainbow National Services, LLC will remain outstanding following completion of the transaction.
Dolan Family Acquisition Company is a newly formed company. Charles F. Dolan and James L. Dolan have entered into a Guarantee pursuant to which they will guarantee payment to the Company of up to $300 million of damages to the Company resulting from any material breach of the Merger Agreement by Dolan Family Acquisition Company.
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, the Guarantee and the Voting Agreement, each of which is attached as an exhibit to this Current Report and incorporated herein by reference.
Lawyers representing shareholders in the pending going private action in Nassau County Supreme Court actively participated in the negotiations, which led to improvements to the financial terms of the transaction as well as significant contractual protections for shareholders. Included in the $36.26 merger consideration provided to shareholders in the transaction is merger consideration payable directly to the shareholders in exchange for the surviving corporation’s succeeding to Cablevision’s and shareholders’ rights in connection with claims involving alleged options backdating. The parties have agreed in principle to the dismissal of the pending going private litigation, subject to approval by the Nassau County Supreme Court.
Important Additional Information Regarding the Merger will be filed with the SEC:
In connection with the proposed Merger, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on the Company’s website at www.cablevision.com or by directing a request to Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, NY 11714, Attention: Investor Relations.
The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Form 10-K/A, which was filed with the SEC on April 30, 2007. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.
Forward-Looking Statements
This Current Report and the exhibits filed herewith, contain statements that constitute forward-looking information with the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Merger and the expected timing thereof. Investors are cautioned that such forward-looking statements are not guarantees of future events and involve risks and uncertainties and that actual results or developments may differ materially from the forward-looking statements as a result of various factors. Factors that may cause such differences to occur include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that have been or may be instituted against the Company and others, including following announcement of the Merger or the Merger Agreement; (3) the inability to obtain shareholder approval or the failure to satisfy other conditions to completion of the Merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of other regulatory approvals; (4) the failure to obtain the necessary debt financing; and (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (6) the ability to recognize the benefits of the Merger; (7) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the Merger; and (9) other risks that are set forth in the “Risk Factors” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
2.1	Agreement and Plan of Merger among Central Park Holding Company, LLC, Central Park Merger Sub, Inc. and Cablevision Systems Corporation dated as of May 2, 2007.

2.2	Guarantee, by Charles F. Dolan and James L. Dolan in favor of Cablevision Systems Corporation, dated May 2, 2007.

2.3	Voting Agreement, dated as of May 2, 2007, among Cablevision Systems Corporation and each of the stockholders listed therein, including Charles F. Dolan, James L. Dolan, Thomas C. Dolan, Patrick F. Dolan and Marianne Dolan Weber.

99.1	Press Release, dated May 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 2, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 2, 2007